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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 18, 2002



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-9092                   95-4352386
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


            333 Clay Street
              Suite 3400
            Houston, Texas                                        77002
(Address of principal executive offices)                       (Zip Code)

                                 (713) 659-1361
              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events

     On December 19, 2002, Cheniere Energy, Inc. issued a press release announcing that Charles M. Reimer has accepted the position of President and Chief Operating Officer for Freeport LNG Development, L.P. ("Development"). Development was formed by Michael S. Smith (founder and previous Chairman of Basin Exploration) to pursue the development of Cheniere's Freeport, Texas LNG receiving facility project. Mr. Reimer remains an employee of Cheniere and will continue to serve on the company's board of directors. Charif Souki, Chairman of Cheniere, will assume the positions of President and Chief Executive Officer of the company vacated by Mr. Reimer, as described in the press release. That press release is attached hereto as an exhibit and is incorporated herein in its entirety.



ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 1    Press Release dated December 19, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHENIERE ENERGY, INC.


Date: December 19, 2002                      By: /s/ Don A. Turkleson
                                                 -------------------------------
                                             Name:   Don A. Turkleson
                                             Title:  Chief Financial Officer